ASYMmetric ETFs Trust N-1A/A

Exhibit 99(j)(2)

POWER OF ATTORNEY

I, Vivienne Hsu, the undersigned Trustee of ASYMmetric ETFs Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Darren Schuringa and Scott Clark, and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at	Los Altos,	CA	, this 2nd day of February
2021.	(city)	(state)

/s/ Vivienne Hsu
(Signature)

Vivienne Hsu
Trustee

POWER OF ATTORNEY

I, Winston Lowe, the undersigned Trustee of ASYMmetric ETFs Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Darren Schuringa and Scott Clark, and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at	Philadelphia,	PA	, this 2nd day of February
2021.	(city)	(state)

/s/ Winston I. Lowe
(Signature)

Winston I. Lowe
Trustee

POWER OF ATTORNEY

I, Suzanne Siracuse, the undersigned Trustee of ASYMmetric ETFs Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Darren Schuringa and Scott Clark, and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at	East Hampton,	NY	, this 5th day of February
2021.	(city)	(state)

/s/ Suzanne Siracuse
(Signature)

Suzanne Siracuse
Trustee

POWER OF ATTORNEY

I, William Thomas, the undersigned Trustee of ASYMmetric ETFs Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Darren Schuringa and Scott Clark, and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at	Freeport,	ME	, this 5th day of February
2021.	(city)	(state)

/s/ William M. Thomas
(Signature)

William M. Thomas
Trustee